UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2013

SOY ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-53112	20-4026473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4172 19th Street SW, Mason City Iowa	50401
	(Address of principal executive offices)	(Zip Code)

(641) 421-7590
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of 2013 Special Members’ Meeting

On July 29, 2013, Soy Energy, LLC (“Soy”) held a 2013 special members’ meeting (“Special Meeting”) to vote on the the sale of substantially all the assets of the company, dissolution of the Company, and adjourning the meeting until a later date.

Proposal One: Asset Sale

The votes for the asset sale are as follows:

	For	Against	Abstain
Asset Sale	28,041	102	0

Proposal Two: Dissolution

The votes for the dissolution are as follows:

	For	Against	Abstain
Dissolution	27,804	169	170

Proposal Three: Adjournment

The votes for the adjournment are as follows:

	For	Against	Abstain
Adjournment	27,884	229	30

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOY ENERGY, LLC

Date: July 31, 2013	/s/ Jeffrey Oestmann
Jeffrey Oestmann
President and Chief Executive Officer